MANNING & NAPIER FUND, INC.

(the “Fund”)

Supplement dated October 12, 2018 to the

Statement of Additional Information (“SAI”) dated March 1, 2018, as supplemented March 12, 2018,

March 23, 2018, and July 10, 2018

for the following Series and Classes of the Fund:

Pro-Blend Conservative Term Series (Class S, I, R, and R2)

Pro-Blend Moderate Term Series (Class S, I, R, and R2)

Pro-Blend Extended Term Series (Class S, I, R, and R2)

Pro-Blend Maximum Term Series (Class S, I, R, and R2)

Target Income Series (Class K, I, R, and R6)

Target 2015 Series (Class K, I, R, and R6)

Target 2020 Series (Class K, I, R, and R6)

Target 2025 Series (Class K, I, R, and R6)

Target 2030 Series (Class K, I, R, and R6)

Target 2035 Series (Class K, I, R, and R6)

Target 2040 Series (Class K, I, R, and R6)

Target 2045 Series (Class K, I, R, and R6)

Target 2050 Series (Class K, I, R, and R6)

Target 2055 Series (Class K, I, R, and R6)

Target 2060 Series (Class K, I, R, and R6)

Blended Asset Conservative Series (Class R6)

Blended Asset Moderate Series (Class R6)

Blended Asset Extended Series (Class R6)

Blended Asset Maximum Series (Class R6)

Overseas Series (Class I, S, and Z)

Equity Series (Class S)

Disciplined Value Series (Class S and I)

Rainier International Discovery Series (Class I, K, and Z)

This supplement provides new and additional information beyond that contained in the SAI. It should be read in conjunction with the SAI.

1.

On September 28, 2018, the Board of Directors of the Fund accepted the resignation of John Emmons from his position as Chief Legal Officer of the Fund and appointed Sarah Turner as Chief Legal Officer and Assistant Corporate Secretary of the Fund. Accordingly, the information relating to Mr. Emmons in the “Management” section is hereby deleted and replaced by the following:

Name:	Sarah C. Turner

Address:	290 Woodcliff Drive Fairport, NY 14450

Age:	36

Current Position(s) Held with Fund:	Chief Legal Officer; Assistant Corporate Secretary

Term of Office[1] & Length of Time Served:	Chief Legal Officer since 2018; Assistant Corporate Secretary since 2018

Principal Occupation(s) During Past 5 Years:	General Counsel since 2018 – Manning & Napier Advisors, LLC and affiliates; Counsel (2017-2018) – Harter Secrest and Emery LLP; Legal Counsel (2010-2017) – Manning & Napier Advisors, LLC and affiliates

Holds one or more of the following titles for various affiliates: Corporate Secretary, General Counsel

2.	The first three paragraphs of the “Compensation” sub-section in the “Portfolio Managers” section are hereby deleted and replaced by the following:

MNA. The portfolio managers of the Series other than the Rainier International Discovery Series are compensated by the Advisor. The Advisor’s portfolio manager compensation system includes a base salary and a bonus. The bonus system has been established to provide a strong incentive for portfolio managers to make investment decisions in the best interest of clients. Bonuses may be several times the level of base salary for successful portfolio managers.

Portfolio managers are assigned a competitive target bonus. The target bonus may be increased or decreased based on the absolute and relative performance of the portfolio manager’s overall portfolio over 12- and 36-month time periods. The bonus calculation could result in a negative, zero, or positive bonus. If the bonus calculation results in a negative bonus, then the negative balance is carried forward until the portfolio manager achieves a positive bonus to offset the negative balance.

In addition, certain portfolio managers may be awarded equity ownership in Manning & Napier, Inc., a publicly traded affiliate of Manning & Napier. Equity ownership represents an important incentive for senior investment professionals and serves as another method to align the long-term interest of portfolio managers with the best interest of clients.

3.	The third paragraph of the “Custodian, Independent Registered Public Accounting Firm, and Counsel” section is hereby deleted and replaced by the following:

Morgan, Lewis & Bockius LLP, 1701 Market Street, Philadelphia, PA 19103, serves as legal counsel to the Fund. Paul Hastings LLP, 101 California Street, 48th Floor, San Francisco, California 94111, serves as legal counsel to the Independent Directors.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI Supp 1031_10/12/18